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                                                                    Exhibit 21.1

                         SUBSIDIARIES OF THE REGISTRANT

                   MPT ENTITIES AND THE STATES WHERE THEY ARE
                     DOMICILED AND REGISTERED TO DO BUSINESS



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                                   STATE                             STATE(S)
NAME OF ENTITY                   DOMICILED                          REGISTERED
--------------                   ---------                          ----------
Medical Properties
Trust, LLC                          DE                                  AL

Medical Properties
Trust, Inc.                         MD                                  AL

MPT Operating
Partnership, L.P.                   DE                                  AL
                                                                        MA

MPT Development
Services, Inc.                      DE                                  AL

MPT of California, LLC              DE                                  CA

92 Brick Road, LLC                  DE                                  NJ

1300 Campbell Lane, LLC             DE                                  KY

4499 Acushnet Avenue, LLC           DE                                  MA

7173 North Sharon
Avenue, LLC                         DE                                  CA

8451 Pearl Street, LLC              DE                                  CO

Kentfield THCI Holding              DE                                  CA
Company, LLC                                                            NJ

San Joaquin Health Care
Associates,                         DE                                  CA
Limited Partnership

MPT of Victorville, LLC             DE                                  CA

MPT of Bucks County, LLC            DE                                  PA

MPT of Bucks County, L.P.           DE                                  PA

MPT of Bloomington, LLC             DE                                  IN

MPT West Houston
Hospital, LLC                       DE                                  TX
                                                                  (as "MPT West
                                                                     Houston

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


                                                                Hospital GP, LLC")



MPT West Houston
Hospital, LP                        DE                                  TX

MPT West Houston MOB, LLC           DE                                  TX
                                                                  (as "MPT West
                                                                     Houston
                                                                  MOB GP, LLC")

MPT West Houston MOB, LP            DE                                  TX

MPT of North Cypress, LLC           DE                                  TX

MPT of Covington, LLC               DE                                  LA

MPT of Denham Springs,
LLC                                 DE                                  LA

MPT Finance Company, LLC            DE

MPT of North Cypress,
L.P.                                DE                                  TX
                                                                 (as Delaware MPT
                                                                        of
                                                                  North Cypress
                                                                    Texas, LP)

MPT of Redding, LLC                 DE                                  CA

MPT of Chino, LLC                   DE                                  CA

MPT of Odessa Hospital,
LLC                                 DE                                  TX
                                                                (as "MPT of Odessa
                                                                    GP, LLC")

MPT of Odessa Hospital,
L.P.                                DE                                  TX

MPT of Muskogee, LLC                DE                                  OK

MPT of Sherman Oaks, LLC            DE                                  CA

MPT of Pittsburgh, LLC              DE                                  PA

MPT of Pittsburgh, L.P.             DE                                  PA
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